FIRST AMENDMENT TO SECURED PROMISSORY NOTE

THIS FIRST AMENDMENT TO SECURED PROMISSORY NOTE (this “First Amendment”) is made and entered into effective as of October 27 , 2025 by and between Generation Income Properties, L.P,

a Delaware limited partnership (the “Company”), and Brown Family Enterprises LLC, a Delaware limited liability company (“Holder”).

RECITALS

WHEREAS, Holder is the owner and holder of that certain Secured Promissory Note dated as of April 25, 2025 and executed by the Company in favor of Holder in the original principal amount of

$1,000,000 (the “Note”); and

WHEREAS, Holder has agreed to amend the Note as set forth herein and on the terms and conditions contained in this First Amendment.

NOW, THEREFORE, BE IT RESOLVED, in consideration of premises, the mutual promises hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Holder, intending to be legally bound hereby, agree as follows:

AGREEMENT

1.
Recitals. The foregoing recitals are hereby incorporated into this First Amendment and expressly made a part hereof.
2.
Amendments.

a.
The definition of “Maturity Date” in Section 1 of the Note is hereby replaced, in its entirety, with the following:

“Maturity Date” means Monday, December 15, 2025.

b.
In connection with the extension of the Maturity Date of the Note, Section 2.3 is hereby added to the Note:

“2.3 Extension Fee. The Company agrees to pay Holder an extension fee in the amount of twenty thousand dollars ($20,000) on the Maturity Date.”

3.
Ratification. Except as explicitly and specifically amended by this First Amendment, all terms and conditions of the Note shall remain in full force and effect. This First Amendment does not constitute repayment, cancellation or a novation of the Note.

4.
Binding Agreement. The terms and conditions of this First Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns.
5.
Counterparts. This First Amendment may be executed in counterparts, each of which when so executed and delivered shall deemed an original, but all such counterparts taken together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com)

or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.
Severability. The illegality or unenforceability of any provision of this First Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this First Amendment or any instrument or agreement required hereunder.

7.
Conflict. In the event of a conflict between the terms and provisions of this First Amendment and the terms and provisions of the Note, the terms and provisions of this First Amendment shall be controlling.
8.
Headings. The headings or captions of sections and paragraphs in this First Amendment are for reference only, do not define or limit the provisions of such sections or paragraphs, and shall not affect the interpretation of this First Amendment.

[Signature Page Follows.]

IN WITNESS WHEREOF, this First Amendment has been executed by the undersigned as of the date and year first above written.

COMPANY:

GENERATION INCOME PROPERTIES, L.P.

By: Name: David Sobelman

Title: Chief Executive Officer

Address: 401 E Jackson Street, Suite 3300 Tampa, FL 33602

Email Address: ds@gipreit.com

HOLDER:

BROWN FAMILY ENTERPRISES LLC

By: Christian Brown

Christian Brown (Oct 23, 2025 21:41:54 EDT)

Name: Christian Brown Title: Manager

Address: 15911 Beacon Shores Street Tampa, FL 33616

Email Address: Christian.h.g.brown@gmail.com

[Signature Page to First Amendment to Secured Promissory Note]

GIPR - First Amendment to Secured Promissory Note (Brown Family Enterprises) (1)

Created:

By: Status:

2025-10-24

Emily Cusmano (ecusmano@gipreit.com) Signed

Transaction ID:

CBJCHBCAABAAo68kelQ2q5bzpXHu7rm04fC3mtyDukfyFinal Audit Report 2025-10-27

"GIPR - First Amendment to Secured Promissory Note (Brown F amily Enterprises) (1)" History

Document created by Emily Cusmano (ecusmano@gipreit.com)

2025-10-24 - 0:35:09 AM GMT

Document emailed to David Sobelman (ds@gipreit.com) for signature

2025-10-24 - 0:35:14 AM GMT

Document emailed to Christian Brown (christian.h.g.brown@gmail.com) for signature

2025-10-24 - 0:35:14 AM GMT

Email viewed by Christian Brown (christian.h.g.brown@gmail.com)

2025-10-24 - 1:41:37 AM GMT

Document e-signed by Christian Brown (christian.h.g.brown@gmail.com)

Signature Date: 2025-10-24 - 1:41:54 AM GMT - Time Source: server

Email viewed by David Sobelman (ds@gipreit.com)

2025-10-27 - 7:27:35 PM GMT

Document e-signed by David Sobelman (ds@gipreit.com)

Signature Date: 2025-10-27 - 7:28:00 PM GMT - Time Source: server

Agreement completed.

2025-10-27 - 7:28:00 PM GMT